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                                                                   EXHIBIT 10.37



                         AMENDMENT AGREEMENT NUMBER TWO
                         TO LOAN AND SECURITY AGREEMENT


        THIS AMENDMENT AGREEMENT NUMBER TWO TO LOAN AND SECURITY AGREEMENT (this "Amendment"), dated as of November 17, 1999, is entered into between U.S. BANK NATIONAL ASSOCIATION, FORMERLY KNOWN AS SANTA MONICA BANK ("Bank"), on the one hand, and INTERVISUAL BOOKS, INC., a California corporation ("IBI"), and FAST FORWARD MARKETING, INC., a California corporation formerly known as FFM ACQUISITION CORP. ("FFM"), on the other hand, and amends that certain Loan and Security Agreement, dated as of May 12, 1999, between Bank and Borrower, as amended by that certain Amendment Agreement Number One, dated as of September 30, 1999 (collectively, the "Agreement"). IBI and FFM are sometimes individually and collectively referred to as "Borrower." All terms which are defined in the Agreement shall have the same definition when used herein unless a different definition is ascribed to such term under this Amendment, in which case, the definition contained herein shall govern. This Amendment is entered into in light of the following facts:

                                    RECITALS

        WHEREAS, Borrower has requested that Bank increase the maximum credit line under the Agreement from $2,000,000 to $2,500,000;

        WHEREAS, Bank has agreed to honor Borrower's request as set forth in this Amendment.

        NOW, THEREFORE, the parties agree as follows:

        1. The Agreement shall be amended by deleting Section 1.23 and replacing it with a new Section 1.23 as follows:

               1.23 "Maximum Credit Line" means Two Million Five Hundred Thousand and 00/100 Dollars ($2,500,000.00).

        2. The Agreement shall be amended by deleting Section 1.27 and replacing it with a new Section 1.27 as follows:

               1.27 "Note" means that certain Amended and Restated Secured Promissory Note, dated as of November 17, 1999, in the original principal amount of Two Million Five Hundred Thousand and 00/100 Dollars ($2,500,000.00) executed by Borrower to the order of Bank, and any renewals, amendments, restatements or extensions of such Secured Promissory Note.

        3. The following are conditions precedent to the effectiveness of this
Amendment:

               3.1 Borrower shall pay to Bank a loan origination fee in the amount of Five Thousand Dollars ($5,000). The loan origination fee may be paid by charging Borrower's account with the amount of such fee. The loan origination fee shall represent an unconditional payment to

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Bank in consideration of Bank's agreement to increase the Maximum Credit Line pursuant to this Amendment and shall not reduce or be a deposit on account of the Obligations.

               3.2 Borrower shall execute and deliver to Bank the Amended and Restated Secured Promissory Note, dated November 17, 1999, in the original principal amount of $2,500,000, and in the form of Exhibit A attached hereto (the "New Note"). Upon the Bank's receipt of the New Note, properly executed by Borrower, Bank shall deliver to Borrower the original Secured Promissory Note, in the amount of $2,000,000, executed by Borrower to Bank in accordance with the Agreement, marked "paid by substitution."

        4. This Amendment shall be deemed effective as of the date first hereinabove written. Except as specifically amended herein, the Agreement shall remain in full force and effect without any other changes, amendments or modifications.

               IN WITNESS WHEREOF, Bank and Borrower have executed this
Amendment.


                                    INTERVISUAL BOOKS, INC.,
                                    a California corporation


                                    By     /s/ WALDO H. HUNT
                                       -------------------------------
                                    Title: CEO
                                          ----------------------------


                                    FAST FORWARD MARKETING, INC.,
                                    a California corporation


                                    By     /s/ DAN P. REAVIS
                                       -------------------------------
                                    Title: President
                                          ----------------------------


                                    U.S. BANK NATIONAL ASSOCIATION,
                                    formerly know as SANTA MONICA BANK


                                    By     /s/ MARK MITCHELL
                                       -------------------------------
                                    Title: Vice President
                                          ----------------------------



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                          ACKNOWLEDGMENT BY GUARANTORS


        The undersigned acknowledge that Borrower and Bank are currently entering into that certain Amendment Agreement Number Two to Loan and Security Agreement (the "Amendment"). The undersigned hereby consent to the terms of the Amendment and agree and acknowledge that their respective Continuing Guaranties, dated as of May 12, 1999, executed by the undersigned in favor of Bank (collectively, the "Guaranties"), are currently in full force and effect and that they shall continue to guaranty the Obligations of Borrower owing to Bank in accordance with the terms of the Guaranties.


                                        /s/ WALDO H. HUNT
                                        ----------------------------------------
                                        Waldo H. Hunt, an individual


                                        /s/ WALDO H. HUNT
                                        ----------------------------------------
                                        Waldo H. Hunt, an individual, as trustee
                                        of the Hunt Family Trust



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